UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400
Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On July 25, 2018, Hilltop Holdings Inc., or the Company, held its 2018 Annual Meeting of Stockholders in Dallas, Texas.  At the 2018 Annual Meeting, stockholders were asked to vote on three proposals:  the election of the twenty director nominees named in the proxy statement; an advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The voting results at the 2018 Annual Meeting were as follows:

Proposal No. 1:          The stockholders elected the following twenty director nominees to serve on the Company’s Board of Directors until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes

Charlotte Jones Anderson	52,835,283	—	24,324,920	7,671,105
Rhodes R. Bobbitt	73,729,402	—	3,430,801	7,671,105
Tracy A. Bolt	76,693,881	—	466,322	7,671,105
W. Joris Brinkerhoff	33,314,913	—	43,845,290	7,671,105
J. Taylor Crandall	61,011,308		16,148,895	7,671,105
Charles R. Cummings	76,114,916	—	1,045,287	7,671,105
Hill A. Feinberg	75,150,086	—	2,010,117	7,671,105
Gerald J. Ford	69,852,641	—	7,307,562	7,671,105
Jeremy B. Ford	75,268,733	—	1,891,470	7,671,105
J. Markham Green	76,067,407	—	1,092,796	7,671,105
William T. Hill, Jr.	60,432,917	—	16,727,286	7,671,105
Lee Lewis	75,235,865	—	1,924,338	7,671,105
Andrew J. Littlefair	74,221,914	—	2,938,289	7,671,105
W. Robert Nichols, III	56,531,005	—	20,629,198	7,671,105
C. Clifton Robinson	75,325,813	—	1,834,390	7,671,105
Kenneth D. Russell	71,845,500	—	5,314,703	7,671,105
A. Haag Sherman	74,146,318	—	3,013,885	7,671,105
Robert C. Taylor, Jr.	60,815,073	—	16,345,130	7,671,105
Carl B. Webb	75,327,117	—	1,833,086	7,671,105
Alan B. White	75,302,343	—	1,857,860	7,671,105

Proposal No. 2:          The stockholders approved, on an advisory basis, the 2017 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

56,764,765	20,295,731	99,707	7,671,105

Proposal No. 3:          The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes

83,900,407	923,341	7,560	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: July 30, 2018	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President, General Counsel & Secretary